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                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Koo Koo Roo, Inc.
Los Angeles, California

     We hereby consent to the use in the Prospectus constituting a part of this Registration Statement on Form S-3 (333-23263) of our report dated March 5, 1997, relating to the consolidated financial statements of Koo Koo Roo, Inc. which is incorporated by reference in such Prospectus.

     We also consent to the reference to us under the caption "Experts" in the Prospectus.

                                           /s/ BDO SEIDMAN, LLP

Los Angeles, California

May 5, 1997